Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss) - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)
Revenue	€ 12,373	€ 7,129
Cost of sales	(41,690)	(20,634)
Selling and distribution expenses	(955)	(824)
Research and development expenses	(27,825)	(24,251)
General and administrative expenses	(19,119)	(23,287)
Other operating income	4,132	2,006
Other operating expenses	(234)	(494)
Operating loss	(73,317)	(60,355)
Finance income	3,771	3,888
Finance expenses	(340)	(951)
Loss before income tax	(69,887)	(57,418)
Income tax benefit/ (expense)	(666)	(1)
Net loss for the period	(70,553)	(57,419)
Other comprehensive income (loss):
Foreign currency adjustments	(56)	19
Total comprehensive loss for the period	€ (70,609)	€ (57,400)
Net loss per share basic (in dollars per share)	€ (0.31)	€ (0.27)
Net loss per share diluted (in dollars per share)	€ (0.31)	€ (0.27)